SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) February 18, 1994
                                                    -----------------

                         Scotsman Industries, Inc.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


                                 Delaware
              ----------------------------------------------
              (State or other jurisdiction of incorporation)


          0-10182                               36-3635892
  ------------------------          ---------------------------------
  (Commission File Number)          (IRS Employer Identification No.)


  775 Corporate Woods Parkway
  Vernon Hills, Illinois                          60061
  ----------------------------------------------------------------------
  (Address of principal executive offices)     (Zip Code)


  Registrant's telephone number, including area code  (708) 215-4500
                                                     -------------------










                    Exhibit Index is located on page 4.

  Item 5.   Other Events

            The information contained in the registrant's February 18, 1994 press release, reporting on the registrant's earnings for the fourth quarter of 1993 and for its 1993 fiscal year, a copy of which is filed herewith as Exhibit 99, is incorporated herein by reference.

  Item 7.   Financial Statements and Exhibits

       (c)  Exhibits:

            Exhibit 99     February 18, 1994 Press Release

                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          Scotsman Industries, Inc.
                                     -----------------------------------
                                          Registrant



  Dated:  February 25, 1994          By:  /s/  Donald D. Holmes
                                          ------------------------------
                                               Donald D. Holmes
                                               Vice President-Finance

                               EXHIBIT INDEX

  Number                   Description                   Page Number
  -------                  -----------                   -----------

  Exhibit 99          February 18, 1994 Press Release         5

















































